Exhibit 10.18

Certain identified information, indicated by [***], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Date: 12-Oct-2023	Purchase Order: PO-51558

Vendor	PO No.:	PO-51558
ScanTech Identification Beam Systems, LLC	Due Date:	31-Dec-2023
1735 Enterprise Drive	Ordered By:	Vasco Aguiar
Buford GA 30518	Vendor Quote No.:	Visiontec-83123.dvw.Rev 9
United States	Currency:	USD
(678) 318-8441

Bill To:	Ship To:	Shipping Method:	Prepaid - Delivered
Visiontec (2008) Ltd.	Visiontec Systems	Incoterm:	EXW
247 Armstrong Ave Unit 1	247 Armstrong Ave Unit 1	Terms:	Special Instructions Below
Georgetown ON L7G 4X6	Georgetown ON L7G 4X6
Canada	Canada

ap@visiontecsystems.com	Attn: Debra Bates

No.	Item	Unit Price	Qty	Extended Price
1	SENTINEL CT Checkpoint Baggage Scanning System SENTINEL CT Checkpoint Baggage Scanning System -Includes set of 50cm Ingress and Egress Tunnel extensions (Doghouses), 32" UHD Monitor & Control panel.	[***]	5	[***]

2	SENTINEL CT Smart Conveyance System	[***]	5	[***]
	SENTINEL CT Smart Conveyance System

3	SENTINEL CT Rubbermaid Bins w/traction tape - 50.8cm x 38.1cm x 12.7cm	[***]	3,000	[***]
	SENTINEL CT Rubbermaid Bins w/traction tape - 50.8cm x 38.1cm x 12.7cm

			Subtotal	[***]
			GST/HST	[***]
			PST/QST	[***]

			Total

Special Instructions:

Payment Terms:

1) [***] Down PO Value Net 10 Days after Order Placed.

2) [***] per EXW Shipment Value Net 30 Days

3) [***] per System Value-Installation & Acceptance Net 30 Days

www.visiontecsystems.com

247 Armstrong Ave, Unit 1, Georgetown, ON, L7G 4X6, Canada T: 905-702-8901 F: 905-873-8265 info@visiontecsystems.com

Date: 12-Oct-2023	Purchase Order: PO-51558

Acceptance:

ScanTech Identification Beam Systems

/s/ Dolan Falconer
Dolan Falconer, President & CEO

Visiontec Systems

/s/ Dave Corrigan
Dave Corrigan, President

www.visiontecsystems.com

247 Armstrong Ave, Unit 1, Georgetown, ON, L7G 4X6, Canada T: 905-702-8901 F: 905-873-8265 info@visiontecsystems.com